UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2015

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 1, 2015, MetLife, Inc. (the “Company”), completed a public offering of 1,500,000 shares of its 5.250% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C (the “Series C Preferred Shares”). The terms of the Series C Preferred Shares are set forth in a Certificate of Designations, dated as of May 28, 2015 (attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 28, 2015 and incorporated herein by reference).

The Company entered into a replacement capital covenant (the “Replacement Capital Covenant”) in connection with the completion of the offering of the Series C Preferred Shares, which is attached hereto as Exhibit 4.1 and incorporated herein by reference. Under the Replacement Capital Covenant, the Company agreed that neither the Company nor any of its subsidiaries will repay, redeem or purchase any of the Series C Preferred Shares on or before December 31, 2018, unless that repayment, redemption or purchase is made from the proceeds of the issuance of certain replacement capital securities and pursuant to the other terms and conditions set forth in the Replacement Capital Covenant. This agreement is for the benefit of holders of a series of the Company’s long-term indebtedness designated by the Company in accordance with the terms of the Replacement Capital Covenant from time to time, which will initially be the 10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069.

The foregoing description of the Replacement Capital Covenant is not complete and is qualified in its entirety by reference to the Replacement Capital Covenant, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 relating to the Replacement Capital Covenant, as well as Exhibit 4.1 identified therein, is incorporated herein by reference.

Item 8.01. Other Events.

A copy of the opinion letter of Willkie Farr & Gallagher LLP, relating to the validity of the Series C Preferred Shares, is filed as Exhibit 5.1 hereto.

On June 1, 2015, the Company issued a news release announcing the commencement of a tender offer to purchase for cash any and all of its outstanding 6.500% Non-Cumulative Preferred Stock, Series B (the “Series B Preferred Shares”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 1, 2015, and filed as Exhibit (a)(1)(A) to the Company’s Tender Offer Statement on Schedule TO, which was filed with the Commission on June 1, 2015. The news release also announced that, concurrently with the tender offer, the Company delivered a notice of redemption to the holders of the Series B Preferred Shares and all holders that do not tender their Series B Preferred Shares in the tender offer will have their shares redeemed by the Company. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

4.1	Replacement Capital Covenant, dated June 1, 2015.

5.1	Opinion of Willkie Farr & Gallagher LLP relating to the validity of the Series C Preferred Shares.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

99.1	News release of the Company, dated June 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: June 1, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

4.1	Replacement Capital Covenant, dated June 1, 2015.

5.1	Opinion of Willkie Farr & Gallagher LLP relating to the validity of the Series C Preferred Shares.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

99.1	News release of the Company, dated June 1, 2015.